UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 7, 2004

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 North Grant Street Denver, Colorado 80241

(Address of Principal Executive Offices) (Zip Code)

(303) 452-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 – Changes in Registrant’s Certifying Accountant

On October 7, 2004 Fischer Imaging Corporation (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent public accountants and hired Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”).  This action was approved by the Board of Directors of the Company at a meeting held on October 6, 2004, acting on the recommendation of its Audit Committee.

E&Y’s reports on the Company’s consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through October 7, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter in its report on the financial statements for such years.

During the two most recent years and through October 7, 2004, there were no reportable events as described in Regulation S-K Item 304(a)(1)(v) except as follows:

In connection with its audits of the Company’s consolidated financial statements for the year ended December 31, 2003 and for each of the three years in the period ended December 31, 2002, E&Y advised the Audit Committee by a letter dated April 14, 2004 relating to all years audited, and other reports to the Audit Committee, that it noted certain matters involving internal control that it considered to be material weaknesses that constitute reportable conditions under standards established by the American Institute of Certified Public Accountants.  These conditions were considered by E&Y in determining the nature, timing, and extent of the procedures performed in their audits and did not affect their reports related to the audits of the Company’s consolidated financial statements for the year ended December 31, 2003 and for each of the three years in the period ended December 31, 2002.  These internal control weaknesses and the Company’s remedial actions were previously disclosed in Item 14 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and Item 9A of the Annual Report on Form 10-K for the year ended December 31, 2003.  Copies of these disclosures are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.  The Company continues to implement changes and evaluate the need for better internal controls.

The Company has authorized E&Y to respond fully to the inquiries of the successor accountant concerning this matter.

During the Company’s two most recent years and through October 7, 2004, the Company did not consult EKS&H with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a copy of E&Y’s letter, dated October 19, 2004, indicating whether it agrees with such statements.

Item 9.01 – Financial Statements, and Exhibits.

(c)                                  Exhibits.

16.1                           Letter from Ernst & Young LLP.

99.1                           Item 14 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

99.2                           Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date: October 19, 2004	By:	/s/ DAVID KIRWAN
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP.

99.1	Item 14 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

99.2	Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.